Exhibit 10.3.3

AMENDMENT NO. 3

TO THE

UNIFIED WESTERN GROCERS, INC.

SHELTERED SAVINGS PLAN

Unified Western Grocers, Inc. (the “Company”) hereby amends the first sentence of Section 3.2(a) of the Unified Western Grocers, Inc. Sheltered Savings Plan (the “Plan”), effective as of January 1, 2004, to read as follows:

“Subject to the limitations contained elsewhere in the Plan, each Participant may elect from time to time, by completing the appropriate forms provided by the Committee, to forgo receipt of up to 50%, stated in whole numbers only, or such other maximum, as may be determined by the Committee in its sole discretion, of his or her Compensation; provided, however, that the Participant’s Elective Contributions and Voluntary Contributions may not exceed 50%, or such other maximum, as may be determined by the Committee, of his or her Compensation.”

* * * * *

The Company has caused this Amendment No. 3 to be signed on the date indicated below, to be effective as indicated above.

“Company”

UNIFIED WESTERN GROCERS, INC.

Date: December 19, 2003	By:	/s/ ROBERT M. LING, JR.
Robert M. Ling, Jr.
	Its:	Executive Vice President and General Counsel